Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Golub Capital BDC, Inc. (the “Company”), for the annual period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David B. Golub and Ross A. Teune, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 25, 2019	/s/ David B. Golub
David B. Golub Chief Executive Officer

/s/ Ross A. Teune
Ross A. Teune Chief Financial Officer